                                                                 Exhibit (10)(l)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


       THIS SECOND AMENDMENT TO CREDIT AGREEMENT IS MADE AND DATED AS OF AUGUST 17, 1995 (THE "AMENDMENT") among ONEOK Inc., a Delaware corporation (the "COMPANY"), the financial institutions (the "EXISTING BANKS") party to the Credit Agreement and the new financial institutions (the "NEW BANKS") (collectively, the "BANKS") referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "AGENT"), and amends that certain Credit Agreement dated as of August 20, 1993, and the First Amendment dated as of August 18, 1994, among the Company, the Banks and the Agent (as so amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

       WHEREAS, the Company has requested that the Credit Agreement be amended and that the New Banks be added as lenders, the Aggregate Commitment be reduced and that the Commitments be adjusted, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.

       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

       1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

       2.     Amendments to Credit Agreement.

              2.1    Add a new Section 2.1(a) as follows:

              Section 2.1 (a) Additional Banks. (a) On the effective date (when all conditions precedent set forth in Section 4 hereof have been met) each Additional Bank and each Existing Bank shall purchase or sell, as the case may be, such an interest in the Loans outstanding as is required to give each Bank its share of the Aggregate Commitment indicated on Schedule 1.1 hereto.

              2.2 Schedules 1.1 and 3 attached to the Credit Agreement shall be deleted and Schedule 1.1 and 3 attached to this Second Amendment shall be inserted in lieu thereof.

              2.3 The definition of "Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting "August 17, 1995" and inserting "August 15, 1996" in lieu thereof.

              2.4    The definition of "Offshore Applicable Margin" in Section
1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

              "Offshore Applicable Margin" means, with respect to Offshore Rate Loans, 0.225% per annum."

              2.5 Section 2.10(b) shall be amended by substituting the words "facility fee" for the words "commitment fee" wherever they appear in this Section and by amending and restating the first sentence thereof in its entirety as follows:

              "The Company shall pay to the Agent a facility fee on the Aggregate Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, equal to .075% per annum to be distributed to each Bank in accordance with its Pro Rata Share."





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
              2.6 Section 5.5 shall be amended by deleting "August 31, 1993" and inserting "August 31, 1994" and by deleting "November 30, 1993, February 28, 1994 and May 31, 1994" and inserting "November 30, 1994, February 28, 1995 and May 31, 1995" in lieu thereof.

              2.7 Section 5.11(b) shall be amended by deleting "August 31, 1993" and inserting "August 31, 1994" in lieu thereof.

       3. Representations and Warranties. Company represents and warrants to Banks and Agent that, on and as of the date hereof, and after giving effect to this Amendment:

              3.1 Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

              3.2 Binding Obligation. This Amendment is the legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms.

              3.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

              3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

              3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

       4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Banks:

              4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of Company.

              4.2 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request in connection with this Amendment and the compliance with the conditions set forth herein.

       5.     Miscellaneous.

              5.1 Effectiveness of the Credit Agreement and the Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

              5.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Requisite Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

              5.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

              5.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of California.





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

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                                   ONEOK Inc.

                                   By:   JERRY D. NEAL
                                   Name: Jerry D. Neal
                                   Title:  Vice President, Treasurer,
                                   Chief Financial Officer, and
                                   Chief Accounting Officer

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent

                                   By:  PEGGY FUJIMOTO
                                        Vice President

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a Bank

                                   By:  VANESSA SHEH MEYER
                                        Vice President

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION

                                   By:    DALE S. HURD
                                   Title:  SVP

                                   THE BANK OF NOVA SCOTIA

                                   By:    A. S. NORSWOTTHY
                                          A. S. Norsworthy
                                   Title:  Assistant Agent

                                   MELLON BANK, N.A.

                                   By:    SCOTT HENNESSEE
                                   Title: Assistant Vice President

                                   BANK OF OKLAHOMA, N.A.

                                   By:    JANE FAULKENBERRY
                                   Title: Vice President

(Signatures continue)





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
                                   BANK IV OKLAHOMA N.A.

                                   By:    GLENN ELROD
                                   Title: Senior V.P.

                                   BOATMEN'S FIRST NATIONAL BANK
                                   OF OKLAHOMA

                                   By:    LINDA W. PARRISH
                                   Title: Vice President

                                   LIBERTY BANK & TRUST COMPANY OF
                                   OKLAHOMA CITY, N.A.

                                   By:    SCOTT F. HAMILTON
                                   Title: Scott F. Hamilton - Vice President

                                   LIBERTY BANK & TRUST CO.
                                   OF TULSA, N.A.

                                   By:    ROBERT D. MATTAX
                                   Title: Vice President

                                   THE STILLWATER NATIONAL BANK AND
                                   TRUST COMPANY

                                   By:    ROBERT L. MCCORMICK
                                   Title: CEO

                                   CITIZENS BANK OF LAWTON

                                   By:    DAN TORBETT
                                   Title: EVP

                                   WESTAR BANK OF BARTLESVILLE

                                   By:    DAVID KEDY
                                   Title:  Senior Vice President





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
                                  SCHEDULE 1.1

                                  COMMITMENTS
                              AND PRO RATA SHARES


------------------------------------------------------------------------------------------------
                                                                                   PRO RATA
        BANK                                           COMMITMENT                   SHARE
------------------------------------------------------------------------------------------------
Bank of America National Trust
   and Savings Association                            $30,500,000                    24.40%

Texas Commerce Bank
   National Association                                20,500,000                    16.40

The Bank of Nova Scotia                                15,000,000                    12.00

Mellon Bank, N.A.                                      10,000,000                     8.00

Bank of Oklahoma, N.A.                                 11,500,000                     9.20

Bank IV Oklahoma, N.A.                                 11,500,000                     9.20

Boatmen's First National Bank
  of Oklahoma                                          11,500,000                     9.20

Liberty Bank & Trust Company
  of Oklahoma City, N.A.                                6,500,000                     5.20

Liberty Bank & Trust Co.
  of Tulsa, N.A.                                        5,000,000                     4.00

The Stillwater National Bank
  and Trust Company                                     1,000,000                     0.80

Citizens Bank of Lawton                                 1,000,000                     0.80

Westar Bank of Bartlesville                             1,000,000                     0.80
------------------------------------------------------------------------------------------------
      TOTAL:                                         $125,000,000                   100.00%
------------------------------------------------------------------------------------------------





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
                                   SCHEDULE 3

                    OFFSHORE AND DOMESTIC LENDING OFFICES
                            ADDRESSES FOR NOTICES

DONNA GERMAN                                     ROBERT D. MATTAX
Texas Commerce Bank N.A.                         Liberty Bank & Trust Company of Tulsa
P.O. Box 660197                                  Fourth Floor
Dallas, TX 75266-0197                            15 East Fifth Street
Phone:  (214) 922-2540                           Tulsa, OK 74103
Fax:    (214) 922-2389                           Phone:  (918) 586-5179
                                                 Fax:    (918) 586-5952

JANE A. FAULKENBERRY                             LAUREN BIACHI
Bank of Oklahoma                                 The Bank of Nova Scotia
Eighth Floor                                     Atlanta Agency
One Williams Center                              600 Peachtree Street N.E., Suite 2700
Tulsa, OK 74172                                  Atlanta, GA  30308
Phone:  (918) 588-6272                           Phone:  (404) 877-1500
Fax:    (918) 588-6880                           Fax:    (404) 888-8998

LAURA L. CHRISTOFFERSON                          SCOTT HENNESSEE
Liberty National Bank and Trust Company          Mellon Bank
100 North Broadway                               One Mellon Bank Center
Oklahoma City, OK 73102                          Pittsburgh, PA 15258
Phone:  (405) 231-6853                           Phone: (412) 234-4458
Fax:    (405) 231-6788                           Fax:   (412) 234-6375

GLENN A. ELROD                                   VANESSA SHEH MEYER
Senior Vice President                            Vice President
Bank IV                                          Bank of America NT&SA (Lender)
P.O. Box 2360                                    555 South Flower Street
Tulsa, OK 74101-2360                             Los Angeles, CA 90071
Phone:  (918) 591-8388                           Phone:  (213) 228-9737
Fax:    (918) 591-8487                           Fax:    (213) 228-4062

LINDA W. PARISH                                  PEGGY FUJIMOTO
Boatmen's First National Bank of Oklahoma        Bank of America NT&SA (Agent)
9 East 4th Street                                Agency Management Services #5596
Tulsa, OK 74103                                  1455 Market Street
Phone:  (918) 599-8105                           San Francisco, CA 94103
Fax:    (918) 585-3914                           Phone:  (415) 622-4469
                                                 Fax:    (415) 622-4894

DAN TORBETT                                      ROBERT L. MCCORMICK, JR.
Citizens Bank, Lawton, Oklahoma                  The Stillwater National Bank &
1420 W. Lee Boulevard                            Trust Company
Lawton, OK  73501                                608 South Main Street
Phone:  (405) 250-4145                           Stillwater, OK  74076
Fax:    (405) 250-4343                           Phone:  (405) 372-2230
                                                 Fax:    (405) 377-3808

DAVID KEDY
WestStar Bank
100 South East Frank Phillips Blvd.
Bartlesville, OK  74003
Phone:  (918) 337-3000
Fax:    (918) 337-3506





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